UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2008

CONSTELLATION ENERGY GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12869	52-1964611
(Commission File Number)	(IRS Employer Identification No.)

750 E. Pratt Street, Baltimore, MD	21202
(Address of Principal Executive Offices)	(Zip Code)

(410) 470-2800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 22, 2008, Constellation Energy Group, Inc. (“Constellation”) hosted an investor conference call to discuss the transactions contemplated by the Stock Purchase Agreement, dated as of September 19, 2008 (the “Purchase Agreement”), by and between Constellation and MidAmerican Energy Holdings Company (“MidAmerican”), and the Agreement and Plan of Merger, dated as of September 19, 2008 (the “Merger Agreement”), by and among Constellation, MidAmerican and MEHC Merger Sub Inc., a wholly owned subsidiary of MidAmerican. A copy of the presentation used in connection with that discussion is attached as Exhibit 99.1 to this Current Report on Form 8-K. On September 22, 2008, Constellation issued a media advisory release announcing this investor conference call. A copy of the media advisory release is attached as Exhibit 99.2 to this Current Report on Form 8-K. A copy of the Purchase Agreement and the Merger Agreement were filed previously as Exhibits 10.1 and 2.1, respectively, to the Current Report on Form 8-K filed by Constellation on September 22, 2008.

*     *     *     *

Forward-Looking Statements. This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Constellation and MidAmerican and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward looking statements. Such statements are based upon the current beliefs and expectations of our management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Constellation and MidAmerican. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Constellation’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Constellation; a material deterioration in Constellation’s retail and/or wholesale businesses and assets; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities. Additional factors that could cause Constellation’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Constellation intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s Web site (http://www.sec.gov) at no charge. Constellation assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information and Where to Find It. This communication is being made in respect of the proposed merger transaction involving Constellation and MidAmerican. In connection with the proposed transaction, Constellation will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available because it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by Constellation regarding Constellation, MidAmerican and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). These materials can also be obtained, when available, without charge, by directing a request to Constellation, Shareholder Services, 100 Constellation Way, Baltimore, Maryland 21202.

Participants in the Solicitation. Constellation, MidAmerican and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Constellation’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Constellation is included in its Annual Report on Form 10-K for the year ended December 31, 2007 and Constellation’s notice of annual meeting and proxy statement for its most recent annual meeting, which were filed with the Securities and Exchange Commission on February 27, 2008 and April 29, 2008, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Exhibits

(d)

Exhibit 99.1	Investor Presentation Slides, dated September 22, 2008.

Exhibit 99.2	Media Advisory Release of Constellation, dated September 22, 2008.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 22, 2008.

CONSTELLATION ENERGY GROUP, INC.

By:	/s/ Charles A. Berardesco
Charles A. Berardesco
Its:	Vice President, Deputy General
Counsel, Chief Compliance Officer and Corporate Secretary